UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report: May 17, 2012
(Date of earliest event reported)

NAUTILUS, INC.
(Exact name of registrant as specified in its charter)

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
16400 SE Nautilus Drive
Vancouver, Washington 98683
(Address of principal executive offices and zip code)
(360) 859-2900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAUTILUS, INC.
FORM 8-K

Item 5.07	Submission of Matters to a Vote of Security Holders
The annual meeting of shareholders of Nautilus, Inc. was held on May 17, 2012, at which the following actions were taken:
1. The shareholders elected a six-person Board of Directors. The six directors elected, together with the voting results for such directors, were as follows:

Name	For	Withheld	Broker Non-Votes
Ronald P. Badie	11,209,493	369,550	14,660,268
Bruce M. Cazenave	11,217,707	361,336	14,660,268
Richard A. Horn	11,214,452	364,591	14,660,268
M. Carl Johnson, III	11,214,573	364,470	14,660,268
Anne G. Saunders	11,218,352	360,691	14,660,268
Marvin G. Siegert	11,215,252	363,791	14,660,268
2. The shareholders ratified the appointment of Deloitte & Touche LLP as the Company's registered independent public accounting firm to audit the Company's consolidated financial statements for the year ending December 31, 2012. The voting results were as follows:

	For	Against	Abstain
Deloitte & Touche LLP	26,151,610	72,753	14,948

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

May 18, 2012	By:	/s/ Wayne M. Bolio
Wayne M. Bolio
Senior Vice President, Law and Human Resources, and General Counsel